SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN DOMESTIC EQUITY FUNDS II

EVERGREEN VARIABLE ANNUITY FUNDS

Evergreen Special Values Fund and Evergreen VA Special Values Fund (each, a “Fund”)

Effective October 1, 2008, shares of Evergreen Special Values Fund and Evergreen VA Special Values Fund will be available for purchase by new investors and existing investors in each Fund.

September 4, 2008	583164 (9/08)